Exhibit 24.1

POWER OF ATTORNEY

The undersigned hereby appoints Craig S. Allen as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2018, required to be filed with the Securities and Exchange Commission by America First Multifamily Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 31st day of January, 2019.

/s/ Michael Yanney
Michael Yanney

POWER OF ATTORNEY

The undersigned hereby appoints Craig S. Allen as her agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2018, required to be filed with the Securities and Exchange Commission by America First Multifamily Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 23rd day of January, 2019.

/s/ Lisa Yanney Roskens
Lisa Yanney Roskens

POWER OF ATTORNEY

The undersigned hereby appoints Craig S. Allen as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2018, required to be filed with the Securities and Exchange Commission by America First Multifamily Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 23rd day of January, 2019.

/s/ William S. Carter, M.D.
William S. Carter, M.D.

POWER OF ATTORNEY

The undersigned hereby appoints Craig S. Allen as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10K, including any amendments or supplements thereto, relating to the year ending December 31, 2018, required to be filed with the Securities and Exchange Commission by America First Multifamily Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 31st day of January, 2019.

/s/ Walter K. Griffith
Walter K. Griffith

POWER OF ATTORNEY

The undersigned hereby appoints Craig S. Allen as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10K, including any amendments or supplements thereto, relating to the year ending December 31, 2018, required to be filed with the Securities and Exchange Commission by America First Multifamily Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of January, 2019.

/s/ Patrick J. Jung
Patrick J. Jung

POWER OF ATTORNEY

The undersigned hereby appoints Craig S. Allen as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2018, required to be filed with the Securities and Exchange Commission by America First Multifamily Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of January, 2019

/s/ Michael O. Johanns
Michael O. Johanns

POWER OF ATTORNEY

The undersigned hereby appoints Craig S. Allen as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2018, required to be filed with the Securities and Exchange Commission by America First Multifamily Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of January, 2019.

/s/ George H. Krauss
George H. Krauss

POWER OF ATTORNEY

The undersigned hereby appoints Craig S. Allen as her agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2018, required to be filed with the Securities and Exchange Commission by America First Multifamily Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 31st day of January, 2019.

/s/ Gail Walling Yanney
Gail Walling Yanney